                                  EXHIBIT 99.1

      [GRAPHIC
       OMITTED]
      Equity One
=======================
a Popular, Inc. Company



                                EQUITY ONE 2004-4

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Tradi

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

      [GRAPHIC                                                [GRAPHIC
       OMITTED]                                               OMITTED]
      Equity One                                               FBR(R)
=======================
a Popular, Inc. Company



                                EQUITY ONE 2004-4

---------------------------------------------------------------------------------------------------------------------------------
                                                          BREAKEVEN LOSSES
---------------------------------------------------------------------------------------------------------------------------------
                           TRIGGERS PASS                                                      TRIGGERS FAIL
---------------------------------------------------------------------------------------------------------------------------------
                                    Cumulative                                                      Cumulative
     Class         Break CDR(1)      Losses(2)          WAL             Class       Break CDR(1)    Losses(2)          WAL
---------------------------------------------------------------------------------------------------------------------------------
      AF5             18.07           22.69%            3.62             AF5           18.05          22.68%          3.62
      AF6             18.07           22.69%            5.38             AF6           18.05          22.68%          5.38
---------------------------------------------------------------------------------------------------------------------------------

(1) The "Break CDR" is the highest CDR a Class can withstand before losing a single dollar of principal
(2) As a percentage of the Cut-Off Date balance of the Mortgage Loans


ASSUMPTIONS
Forward Libor
Prepayments at pricing speed
Run to maturity
12 month lag
50% severity


DISCLAIMER
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.
The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

      [GRAPHIC                                                [GRAPHIC
       OMITTED]                                               OMITTED]
      Equity One                                               FBR(R)
=======================
a Popular, Inc. Company



                                EQUITY ONE 2004-4

                                           Group I
                                           Excess
                                          Interest

            0   29-Sep-04
            1   25-Oct-04                  3.74232
            2   25-Nov-04                  3.70880
            3   25-Dec-04                  3.66922
            4   25-Jan-05                  3.56794
            5   25-Feb-05                  3.52156
            6   25-Mar-05                  3.53243
            7   25-Apr-05                  3.44061
            8   25-May-05                  3.42426
            9   25-Jun-05                  3.36029
           10   25-Jul-05                  3.37241
           11   25-Aug-05                  3.28831
           12   25-Sep-05                  3.29425
           13   25-Oct-05                  3.34645
           14   25-Nov-05                  3.29496
           15   25-Dec-05                  3.32220
           16   25-Jan-06                  3.27307
           17   25-Feb-06                  3.26242
           18   25-Mar-06                  3.35721
           19   25-Apr-06                  3.25112
           20   25-May-06                  3.28058
           21   25-Jun-06                  3.25028
           22   25-Jul-06                  3.28282
           23   25-Aug-06                  3.26013
           24   25-Sep-06                  3.26771

           25   25-Oct-06                  3.32164
           26   25-Nov-06                  3.30757
           27   25-Dec-06                  3.34209
           28   25-Jan-07                  3.33308
           29   25-Feb-07                  3.34996
           30   25-Mar-07                  3.42613
           31   25-Apr-07                  3.38951
           32   25-May-07                  3.43056
           33   25-Jun-07                  3.44054
           34   25-Jul-07                  3.48270
           35   25-Aug-07                  3.50075
           36   25-Sep-07                  3.53393
           37   25-Oct-07                  3.58442
           38   25-Nov-07                  3.61347
           39   25-Dec-07                  3.65658
           40   25-Jan-08                  3.69319
           41   25-Feb-08                  3.73620
           42   25-Mar-08                  3.78436
           43   25-Apr-08                  3.83457
           44   25-May-08                  3.88581
           45   25-Jun-08                  3.93809
           46   25-Jul-08                  3.99145
           47   25-Aug-08                  4.04590
           48   25-Sep-08                  4.10146
           49   25-Oct-08                  4.15817
           50   25-Nov-08                  4.21604
           51   25-Dec-08                  4.27509
           52   25-Jan-09                  4.33536
           53   25-Feb-09                  4.39687
           54   25-Mar-09                  4.45963
           55   25-Apr-09                  4.52369
           56   25-May-09                  4.58907
           57   25-Jun-09                  4.65902
           58   25-Jul-09                  4.73884
           59   25-Aug-09                  4.82024
           60   25-Sep-09                  4.90322
           61   25-Oct-09                  4.98781

           62   25-Nov-09                  5.07204
           63   25-Dec-09                  5.15793
           64   25-Jan-10                  5.24551
           65   25-Feb-10                  5.33479
           66   25-Mar-10                  5.42579
           67   25-Apr-10                  5.51854
           68   25-May-10                  5.61304
           69   25-Jun-10                  5.70929
           70   25-Jul-10                  5.80725
           71   25-Aug-10                  5.90684
           72   25-Sep-10                  6.00787


ASSUMPTIONS
Forward Libor
Triggers set to fail
Prepayments at pricing speed
Run to maturity



DISCLAIMER
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.
The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

      [GRAPHIC                                                [GRAPHIC
       OMITTED]                                               OMITTED]
      Equity One                                               FBR(R)
=======================
a Popular, Inc. Company



                                EQUITY ONE 2004-4

                             Group I            Group I            Class AF1
                           Net WAC Cap        Net WAC Cap      Effective Net WAC
                          (fixed bonds)    (floating bonds)           Cap

     0     29-Sep-04
     1     25-Oct-04          6.11%              7.04%               7.04%
     2     25-Nov-04          6.11%              5.91%               5.91%
     3     25-Dec-04          6.11%              6.11%               6.11%
     4     25-Jan-05          6.11%              5.91%               5.91%
     5     25-Feb-05          6.11%              5.91%               5.91%
     6     25-Mar-05          6.11%              6.54%               6.54%
     7     25-Apr-05          6.11%              5.91%               5.91%
     8     25-May-05          6.11%              6.11%               6.11%
     9     25-Jun-05          6.11%              5.91%               5.91%
    10     25-Jul-05          6.11%              6.11%               6.11%
    11     25-Aug-05          6.11%              5.91%               5.91%
    12     25-Sep-05          6.11%              5.91%               5.91%
    13     25-Oct-05          6.11%              6.11%               6.11%
    14     25-Nov-05          6.11%              5.91%               5.91%
    15     25-Dec-05          6.11%              6.11%               6.11%
    16     25-Jan-06          6.11%              5.91%               5.91%
    17     25-Feb-06          6.11%              5.91%               5.91%
    18     25-Mar-06          6.11%              6.54%               6.54%
    19     25-Apr-06          6.11%              5.91%               5.91%
    20     25-May-06          6.11%              6.11%               6.11%
    21     25-Jun-06          6.11%              5.91%               5.93%
    22     25-Jul-06          6.11%              6.11%               6.16%
    23     25-Aug-06          6.11%              5.91%               5.99%
    24     25-Sep-06          6.11%              5.91%               6.03%
    25     25-Oct-06          6.11%              6.11%               6.20%

    26     25-Nov-06          6.11%              5.91%               6.01%
    27     25-Dec-06          6.11%              6.11%               6.21%
    28     25-Jan-07          6.11%              5.91%               6.04%
    29     25-Feb-07          6.11%              5.91%               6.06%
    30     25-Mar-07          6.11%              6.54%               6.72%
    31     25-Apr-07          6.11%              5.91%               6.12%
    32     25-May-07          6.11%              6.11%               6.38%
    33     25-Jun-07          6.11%              5.91%               6.24%
    34     25-Jul-07          6.11%              6.11%               6.50%
    35     25-Aug-07          6.11%              5.91%               6.36%
    36     25-Sep-07          6.11%              5.91%               6.41%
    37     25-Oct-07          6.11%              6.11%               6.53%
    38     25-Nov-07          6.11%              5.91%               6.54%
    39     25-Dec-07          6.11%              6.11%               7.01%
    40     25-Jan-08          6.11%              5.91%               7.43%
    41     25-Feb-08          6.11%              5.91%              13.08%
    42     25-Mar-08          6.11%              6.32%               6.32%
    43     25-Apr-08          6.11%              5.91%               5.91%
    44     25-May-08          6.11%              6.11%               6.11%
    45     25-Jun-08          6.11%              5.91%               5.91%
    46     25-Jul-08          6.11%              6.11%               6.11%
    47     25-Aug-08          6.11%              5.91%               5.91%
    48     25-Sep-08          6.11%              5.91%               5.91%
    49     25-Oct-08          6.11%              6.11%               6.11%
    50     25-Nov-08          6.11%              5.91%               5.91%
    51     25-Dec-08          6.11%              6.11%               6.11%
    52     25-Jan-09          6.11%              5.91%               5.91%
    53     25-Feb-09          6.11%              5.91%               5.91%
    54     25-Mar-09          6.11%              6.54%               6.54%
    55     25-Apr-09          6.11%              5.91%               5.91%
    56     25-May-09          6.11%              6.11%               6.11%
    57     25-Jun-09          6.11%              5.91%               5.91%
    58     25-Jul-09          6.11%              6.11%               6.11%
    59     25-Aug-09          6.11%              5.91%               5.91%
    60     25-Sep-09          6.11%              5.91%               5.91%
    61     25-Oct-09          6.11%              6.11%               6.11%
    62     25-Nov-09          6.11%              5.91%               5.91%

    63     25-Dec-09          6.11%              6.11%               6.11%
    64     25-Jan-10          6.11%              5.91%               5.91%
    65     25-Feb-10          6.11%              5.91%               5.91%
    66     25-Mar-10          6.11%              6.54%               6.54%
    67     25-Apr-10          6.11%              5.91%               5.91%
    68     25-May-10          6.11%              6.11%               6.11%
    69     25-Jun-10          6.11%              5.91%               5.91%
    70     25-Jul-10          6.11%              6.11%               6.11%
    71     25-Aug-10          6.11%              5.91%               5.91%
    72     25-Sep-10          6.11%              5.91%               5.91%
    73     25-Oct-10          6.11%              6.11%               6.11%
    74     25-Nov-10          6.11%              5.91%               5.91%
    75     25-Dec-10          6.11%              6.11%               6.11%
    76     25-Jan-11          6.11%              5.91%               5.91%
    77     25-Feb-11          6.11%              5.91%               5.91%
    78     25-Mar-11          6.10%              6.54%               6.54%
    79     25-Apr-11          6.10%              5.90%               5.90%
    80     25-May-11          6.10%              6.10%               6.10%
    81     25-Jun-11          6.10%              5.90%               5.90%
    82     25-Jul-11          6.10%              6.10%               6.10%
    83     25-Aug-11          6.10%              5.90%               5.90%
    84     25-Sep-11          6.10%              5.90%               5.90%
    85     25-Oct-11          6.10%              6.10%               6.10%
    86     25-Nov-11          6.10%              5.90%               5.90%
    87     25-Dec-11          6.10%              6.10%               6.10%
    88     25-Jan-12          6.10%              5.90%               5.90%
    89     25-Feb-12          6.10%              5.90%               5.90%
    90     25-Mar-12          6.10%              6.31%               6.31%
    91     25-Apr-12          6.10%              5.90%               5.90%
    92     25-May-12          6.10%              6.10%               6.10%
    93     25-Jun-12          6.10%              5.90%               5.90%
    94     25-Jul-12          6.10%              6.10%               6.10%
    95     25-Aug-12          6.10%              5.90%               5.90%
    96     25-Sep-12          6.10%              5.90%               5.90%
    97     25-Oct-12          6.10%              6.10%               6.10%
    98     25-Nov-12          6.10%              5.90%               5.90%
    99     25-Dec-12          6.10%              6.10%               6.10%

   100     25-Jan-13          6.10%              5.90%               5.90%
   101     25-Feb-13          6.10%              5.90%               5.90%
   102     25-Mar-13          6.10%              6.54%               6.54%
   103     25-Apr-13          6.10%              5.90%               5.90%
   104     25-May-13          6.10%              6.10%               6.10%
   105     25-Jun-13          6.10%              5.90%               5.90%
   106     25-Jul-13          6.10%              6.10%               6.10%
   107     25-Aug-13          6.10%              5.90%               5.90%
   108     25-Sep-13          6.10%              5.90%               5.90%
   109     25-Oct-13          6.10%              6.10%               6.10%
   110     25-Nov-13          6.10%              5.90%               5.90%
   111     25-Dec-13          6.10%              6.10%               6.10%
   112     25-Jan-14          6.10%              5.90%               5.90%
   113     25-Feb-14          6.10%              5.90%               5.90%
   114     25-Mar-14          6.10%              6.54%               6.54%
   115     25-Apr-14          6.10%              5.90%               5.90%
   116     25-May-14          6.10%              6.10%               6.10%
   117     25-Jun-14          6.09%              5.89%               5.89%
   118     25-Jul-14          6.09%              6.09%               6.09%
   119     25-Aug-14          6.09%              5.89%               5.89%
   120     25-Sep-14          6.09%              5.89%               5.89%
   121     25-Oct-14          6.09%              6.09%               6.09%
   122     25-Nov-14          6.09%              5.89%               5.89%
   123     25-Dec-14          6.09%              6.09%               6.09%
   124     25-Jan-15          6.09%              5.89%               5.89%
   125     25-Feb-15          6.09%              5.89%               5.89%
   126     25-Mar-15          6.09%              6.52%               6.52%
   127     25-Apr-15          6.09%              5.89%               5.89%
   128     25-May-15          6.09%              6.09%               6.09%
   129     25-Jun-15          6.09%              5.89%               5.89%
   130     25-Jul-15          6.09%              6.09%               6.09%
   131     25-Aug-15          6.09%              5.89%               5.89%
   132     25-Sep-15          6.09%              5.89%               5.89%
   133     25-Oct-15          6.09%              6.09%               6.09%
   134     25-Nov-15          6.09%              5.89%               5.89%
   135     25-Dec-15          6.09%              6.09%               6.09%
   136     25-Jan-16          6.09%              5.89%               5.89%

   137     25-Feb-16          6.09%              5.89%               5.89%
   138     25-Mar-16          6.09%              6.30%               6.30%
   139     25-Apr-16          6.09%              5.89%               5.89%
   140     25-May-16          6.09%              6.09%               6.09%
   141     25-Jun-16          6.09%              5.89%               5.89%
   142     25-Jul-16          6.09%              6.09%               6.09%
   143     25-Aug-16          6.09%              5.89%               5.89%
   144     25-Sep-16          6.09%              5.89%               5.89%
   145     25-Oct-16          6.09%              6.09%               6.09%
   146     25-Nov-16          6.09%              5.89%               5.89%
   147     25-Dec-16          6.09%              6.09%               6.09%
   148     25-Jan-17          6.09%              5.89%               5.89%
   149     25-Feb-17          6.09%              5.89%               5.89%
   150     25-Mar-17          6.09%              6.52%               6.52%
   151     25-Apr-17          6.09%              5.89%               5.89%
   152     25-May-17          6.09%              6.09%               6.09%
   153     25-Jun-17          6.09%              5.89%               5.89%
   154     25-Jul-17          6.09%              6.09%               6.09%
   155     25-Aug-17          6.09%              5.89%               5.89%
   156     25-Sep-17          6.09%              5.89%               5.89%
   157     25-Oct-17          6.09%              6.09%               6.09%
   158     25-Nov-17          6.09%              5.89%               5.89%
   159     25-Dec-17          6.09%              6.09%               6.09%
   160     25-Jan-18          6.09%              5.89%               5.89%
   161     25-Feb-18          6.09%              5.89%               5.89%
   162     25-Mar-18          6.09%              6.52%               6.52%
   163     25-Apr-18          6.09%              5.89%               5.89%
   164     25-May-18          6.09%              6.09%               6.09%
   165     25-Jun-18          6.09%              5.89%               5.89%
   166     25-Jul-18          6.09%              6.09%               6.09%
   167     25-Aug-18          6.09%              5.89%               5.89%
   168     25-Sep-18          6.09%              5.89%               5.89%
   169     25-Oct-18          6.09%              6.09%               6.09%
   170     25-Nov-18          6.09%              5.89%               5.89%
   171     25-Dec-18          6.09%              6.09%               6.09%
   172     25-Jan-19          6.09%              5.89%               5.89%
   173     25-Feb-19          6.09%              5.89%               5.89%

   174     25-Mar-19          6.09%              6.52%               6.52%
   175     25-Apr-19          6.09%              5.89%               5.89%
   176     25-May-19          6.09%              6.09%               6.09%
   177     25-Jun-19          6.09%              5.89%               5.89%
   178     25-Jul-19          6.09%              6.09%               6.09%
   179     25-Aug-19          6.09%              5.89%               5.89%
   180     25-Sep-19          6.09%              5.89%               5.89%
   181     25-Oct-19          6.09%              6.09%               6.09%
   182     25-Nov-19          6.09%              5.89%               5.89%
   183     25-Dec-19          6.09%              6.09%               6.09%
   184     25-Jan-20          6.09%              5.89%               5.89%
   185     25-Feb-20          6.09%              5.89%               5.89%
   186     25-Mar-20          6.09%              6.30%               6.30%
   187     25-Apr-20          6.09%              5.89%               5.89%
   188     25-May-20          6.09%              6.09%               6.09%
   189     25-Jun-20          6.09%              5.89%               5.89%
   190     25-Jul-20          6.09%              6.09%               6.09%
   191     25-Aug-20          6.09%              5.89%               5.89%
   192     25-Sep-20          6.09%              5.89%               5.89%
   193     25-Oct-20          6.09%              6.09%               6.09%
   194     25-Nov-20          6.09%              5.89%               5.89%
   195     25-Dec-20          6.09%              6.09%               6.09%
   196     25-Jan-21          6.09%              5.89%               5.89%
   197     25-Feb-21          6.09%              5.89%               5.89%
   198     25-Mar-21          6.09%              6.52%               6.52%
   199     25-Apr-21          6.09%              5.89%               5.89%
   200     25-May-21          6.09%              6.09%               6.09%
   201     25-Jun-21          6.09%              5.89%               5.89%
   202     25-Jul-21          6.09%              6.09%               6.09%
   203     25-Aug-21          6.09%              5.89%               5.89%
   204     25-Sep-21          6.09%              5.89%               5.89%
   205     25-Oct-21          6.09%              6.09%               6.09%
   206     25-Nov-21          6.09%              5.89%               5.89%
   207     25-Dec-21          6.09%              6.09%               6.09%
   208     25-Jan-22          6.09%              5.89%               5.89%
   209     25-Feb-22          6.09%              5.89%               5.89%
   210     25-Mar-22          6.09%              6.52%               6.52%

   211     25-Apr-22          6.09%              5.89%               5.89%
   212     25-May-22          6.09%              6.09%               6.09%
   213     25-Jun-22          6.09%              5.89%               5.89%
   214     25-Jul-22          6.09%              6.09%               6.09%
   215     25-Aug-22          6.09%              5.89%               5.89%
   216     25-Sep-22          6.09%              5.89%               5.89%
   217     25-Oct-22          6.09%              6.09%               6.09%
   218     25-Nov-22          6.09%              5.89%               5.89%
   219     25-Dec-22          6.09%              6.09%               6.09%
   220     25-Jan-23          6.09%              5.89%               5.89%
   221     25-Feb-23          6.09%              5.89%               5.89%
   222     25-Mar-23          6.09%              6.52%               6.52%
   223     25-Apr-23          6.09%              5.89%               5.89%
   224     25-May-23          6.09%              6.09%               6.09%
   225     25-Jun-23          6.09%              5.89%               5.89%
   226     25-Jul-23          6.09%              6.09%               6.09%
   227     25-Aug-23          6.09%              5.89%               5.89%
   228     25-Sep-23          6.09%              5.89%               5.89%
   229     25-Oct-23          6.09%              6.09%               6.09%
   230     25-Nov-23          6.09%              5.89%               5.89%
   231     25-Dec-23          6.09%              6.09%               6.09%
   232     25-Jan-24          6.09%              5.89%               5.89%
   233     25-Feb-24          6.09%              5.89%               5.89%
   234     25-Mar-24          6.09%              6.30%               6.30%
   235     25-Apr-24          6.09%              5.89%               5.89%
   236     25-May-24          6.09%              6.09%               6.09%
   237     25-Jun-24          6.09%              5.89%               5.89%
   238     25-Jul-24          6.09%              6.09%               6.09%
   239     25-Aug-24          6.09%              5.89%               5.89%
   240     25-Sep-24          6.09%              5.89%               5.89%
   241     25-Oct-24          6.09%              6.09%               6.09%
   242     25-Nov-24          6.09%              5.89%               5.89%
   243     25-Dec-24          6.09%              6.09%               6.09%
   244     25-Jan-25          6.09%              5.89%               5.89%
   245     25-Feb-25          6.09%              5.89%               5.89%
   246     25-Mar-25          6.09%              6.52%               6.52%
   247     25-Apr-25          6.09%              5.89%               5.89%

   248     25-May-25          6.09%              6.09%               6.09%
   249     25-Jun-25          6.09%              5.89%               5.89%
   250     25-Jul-25          6.09%              6.09%               6.09%
   251     25-Aug-25          6.09%              5.89%               5.89%
   252     25-Sep-25          6.09%              5.89%               5.89%
   253     25-Oct-25          6.09%              6.09%               6.09%
   254     25-Nov-25          6.09%              5.89%               5.89%
   255     25-Dec-25          6.09%              6.09%               6.09%
   256     25-Jan-26          6.09%              5.89%               5.89%
   257     25-Feb-26          6.09%              5.89%               5.89%
   258     25-Mar-26          6.09%              6.52%               6.52%
   259     25-Apr-26          6.09%              5.89%               5.89%
   260     25-May-26          6.09%              6.09%               6.09%
   261     25-Jun-26          6.09%              5.89%               5.89%
   262     25-Jul-26          6.09%              6.09%               6.09%
   263     25-Aug-26          6.09%              5.89%               5.89%
   264     25-Sep-26          6.09%              5.89%               5.89%
   265     25-Oct-26          6.09%              6.09%               6.09%
   266     25-Nov-26          6.09%              5.89%               5.89%
   267     25-Dec-26          6.09%              6.09%               6.09%
   268     25-Jan-27          6.09%              5.89%               5.89%
   269     25-Feb-27          6.09%              5.89%               5.89%
   270     25-Mar-27          6.09%              6.52%               6.52%
   271     25-Apr-27          6.09%              5.89%               5.89%
   272     25-May-27          6.09%              6.09%               6.09%
   273     25-Jun-27          6.09%              5.89%               5.89%
   274     25-Jul-27          6.09%              6.09%               6.09%
   275     25-Aug-27          6.09%              5.89%               5.89%
   276     25-Sep-27          6.09%              5.89%               5.89%
   277     25-Oct-27          6.09%              6.09%               6.09%
   278     25-Nov-27          6.09%              5.89%               5.89%
   279     25-Dec-27          6.09%              6.09%               6.09%
   280     25-Jan-28          6.09%              5.89%               5.89%
   281     25-Feb-28          6.09%              5.89%               5.89%
   282     25-Mar-28          6.09%              6.30%               6.30%
   283     25-Apr-28          6.09%              5.89%               5.89%
   284     25-May-28          6.09%              6.09%               6.09%

   285     25-Jun-28          6.09%              5.89%               5.89%
   286     25-Jul-28          6.09%              6.09%               6.09%
   287     25-Aug-28          6.09%              5.89%               5.89%
   288     25-Sep-28          6.09%              5.89%               5.89%
   289     25-Oct-28          6.09%              6.09%               6.09%
   290     25-Nov-28          6.09%              5.89%               5.89%
   291     25-Dec-28          6.09%              6.09%               6.09%
   292     25-Jan-29          6.09%              5.89%               5.89%
   293     25-Feb-29          6.09%              5.89%               5.89%
   294     25-Mar-29          6.09%              6.52%               6.52%
   295     25-Apr-29          6.09%              5.89%               5.89%
   296     25-May-29          6.09%              6.09%               6.09%
   297     25-Jun-29          6.09%              5.89%               5.89%
   298     25-Jul-29          6.09%              6.09%               6.09%
   299     25-Aug-29          6.09%              5.89%               5.89%
   300     25-Sep-29          6.09%              5.89%               5.89%
   301     25-Oct-29          6.09%              6.09%               6.09%
   302     25-Nov-29          6.09%              5.89%               5.89%
   303     25-Dec-29          6.09%              6.09%               6.09%
   304     25-Jan-30          6.09%              5.89%               5.89%
   305     25-Feb-30          6.09%              5.89%               5.89%
   306     25-Mar-30          6.09%              6.52%               6.52%
   307     25-Apr-30          6.08%              5.89%               5.89%
   308     25-May-30          6.08%              6.08%               6.08%
   309     25-Jun-30          6.08%              5.89%               5.89%
   310     25-Jul-30          6.08%              6.08%               6.08%
   311     25-Aug-30          6.08%              5.89%               5.89%
   312     25-Sep-30          6.08%              5.89%               5.89%
   313     25-Oct-30          6.08%              6.08%               6.08%
   314     25-Nov-30          6.08%              5.89%               5.89%
   315     25-Dec-30          6.08%              6.08%               6.08%
   316     25-Jan-31          6.08%              5.89%               5.89%
   317     25-Feb-31          6.08%              5.89%               5.89%
   318     25-Mar-31          6.08%              6.52%               6.52%
   319     25-Apr-31          6.08%              5.89%               5.89%
   320     25-May-31          6.08%              6.08%               6.08%
   321     25-Jun-31          6.08%              5.88%               5.88%

   322     25-Jul-31          6.08%              6.08%               6.08%
   323     25-Aug-31          6.08%              5.88%               5.88%
   324     25-Sep-31          6.08%              5.88%               5.88%
   325     25-Oct-31          6.08%              6.08%               6.08%
   326     25-Nov-31          6.08%              5.88%               5.88%
   327     25-Dec-31          6.08%              6.08%               6.08%
   328     25-Jan-32          6.08%              5.88%               5.88%
   329     25-Feb-32          6.08%              5.88%               5.88%
   330     25-Mar-32          6.07%              6.28%               6.28%
   331     25-Apr-32          6.07%              5.88%               5.88%
   332     25-May-32          6.07%              6.07%               6.07%
   333     25-Jun-32          6.07%              5.87%               5.87%
   334     25-Jul-32          6.07%              6.07%               6.07%
   335     25-Aug-32          6.07%              5.87%               5.87%
   336     25-Sep-32          6.06%              5.87%               5.87%
   337     25-Oct-32          6.06%              6.06%               6.06%
   338     25-Nov-32          6.06%              5.86%               5.86%
   339     25-Dec-32          6.05%              6.05%               6.05%
   340     25-Jan-33          6.04%              5.85%               5.85%
   341     25-Feb-33          6.04%              5.85%               5.85%
   342     25-Mar-33          6.04%              6.47%               6.47%
   343     25-Apr-33          6.04%              5.85%               5.85%
   344     25-May-33          6.04%              6.04%               6.04%
   345     25-Jun-33          6.04%              5.84%               5.84%
   346     25-Jul-33          6.03%              6.03%               6.03%
   347     25-Aug-33          6.01%              5.82%               5.82%
   348     25-Sep-33          5.99%              5.80%               5.80%
   349     25-Oct-33          6.04%              6.04%               6.04%
   350     25-Nov-33          6.00%              5.80%               5.80%
   351     25-Dec-33          5.97%              5.97%               5.97%
   352     25-Jan-34          5.98%              5.79%               5.79%
   353     25-Feb-34          6.08%              5.88%               5.88%
   354     25-Mar-34          6.17%              6.62%               6.62%


ASSUMPTIONS
Forward Libor
Triggers set to fail
Prepayments at pricing speed
Run to maturity



DISCLAIMER
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.
The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.